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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                               September 3, 2003
                               -----------------




                      TAKE-TWO INTERACTIVE SOFTWARE, INC.
                      -----------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                    0-29230                   51-0350842
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(State or other jurisdiction        (Commission              (I.R.C. Employer
      of incorporation)             File Number)           Identification No.)

    622 Broadway, New York, New York                              10012
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(Address of principal executive offices)                        (Zip code)

       Registrant's telephone number, including area code: (646) 536-2842



                                 Not Applicable
--------------------------------------------------------------------------------
          Former name or former address, if changed since last report

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

         99.1 Press Release dated September 3, 2003 relating to Take-Two Interactive Software, Inc.'s financial results for the third fiscal quarter ended July 31, 2003.

Item 9.  Regulation FD Disclosure

         The information on this Form 8-K is being furnished to, but not filed with, the Securities and Exchange Commission solely under Item 12 of Form 8-K.

Item 12. Results of Operations and Financial Condition

         On September 3, 2003, the Company issued a press release announcing its financial results for the third fiscal quarter ended July 31, 2003.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TAKE-TWO INTERACTIVE SOFTWARE, INC.


Date:    September 3, 2003                   By: /s/ Karl H. Winters
                                                 -------------------------------
                                                 Karl H. Winters
                                                 Chief Financial Officer

         Exhibit No.       Description

         99.1 Press Release dated September 3, 2003 relating to Take-Two Interactive Software, Inc.'s financial results for the third fiscal quarter ended July 31, 2003.